Exhibit 99.1

Vireo Growth Inc. Enters California and Florida and

Strengthens Delivery Platforms with Acquisition of Eaze Inc.

Transaction will expand Vireo’s operating footprint to 10 states with 166 dispensaries and approximately 800,000 sq. ft. of cultivation and production

Acquisition also will add an incremental 14 dispensaries to Company’s retail footprint in Colorado

Eaze’s delivery platform will enhance Company’s IP portfolio with a robust presence in California

MINNEAPOLIS – December 22, 2025 – Vireo Growth Inc. (“Vireo”) (CSE: VREO; OTCQX: VREOF) (“Vireo” or the “Company”) today announced that it has entered into a definitive agreement to acquire Eaze Inc. (“Eaze”), a vertically-integrated cannabis retailer and delivery technology platform with operations in California, Florida and Colorado. Eaze has 65 active retail locations and has completed over 12 million deliveries.

The transaction marks Vireo’s entry into two of the country’s largest cannabis markets of California and Florida. Eaze has a robust presence in delivery sales in California with four co-located retail and delivery locations and eight delivery-only locations with coverage in most major metropolitan areas of the state. In Florida, Eaze is currently the sixth largest retailer with 39 active stores and approximately 64,000 square feet of cultivation canopy with substantial expansion capacity. Finally, the transaction will expand Vireo’s retail presence in Colorado with 14 additional dispensaries, increasing its total Colorado footprint to 55 stores. Upon closing, Vireo’s portfolio of cannabis brands and assets will span 10 total states, with 166 active retail dispensaries and approximately 800,000 sq. ft. of operational cannabis cultivation and production.

The transaction will be effected by way of a planned merger whereby Eaze will become a wholly-owned subsidiary of Vireo. Total consideration in the transaction includes approximately $47.0 million in base consideration, payable through the issuance of approximately 84 million subordinate voting shares of the Company at closing at a deemed issue price per share of US$0.56. Total consideration payable in the transaction will be subject to adjustment based on closing levels of cash, indebtedness, tax obligations and working capital adjustments, as well as the occurrence of certain other events by the closing date. The share consideration will be subject to the customary hold period under the rules of the Canadian Securities Exchange (the “Exchange”). Completion of the transaction is subject to customary conditions, including receipt of necessary approvals, and is expected to close during the first half of calendar year 2026.

Eaze may be entitled to earn-out consideration as of December 31, 2026, calculated as 3.84x adjusted EBITDA, less the closing consideration and adjusted for incremental debt, with any such earn-out payable in subordinate voting shares of the Company at a deemed price equal to the higher of $1.05 and the 20-day volume-weighted average price as of December 31, 2026, subject to the Exchange’s pricing policies.

The sellers of Eaze have each entered into voluntary share lock-up agreements pursuant to which the shares will be subject to transfer restrictions for an aggregate period ending on March 1, 2028. Under these agreements, 20% of the shares will be released from lock-up on each of March 1, 2027, June 1, 2027, September 1, 2027, December 1, 2027 and March 1, 2028, with the remaining shares subject to lock-up from closing until the applicable release date.

Chief Executive Officer John Mazarakis commented, “We are excited to announce the acquisition of Eaze and Vireo’s entrance into California and Florida. The addition of Eaze provides immediate scale in two of the country’s largest cannabis markets, and strengthens our position in Colorado.”

Cory Azzalino, Chief Executive Officer of Eaze Inc., added, “Joining Vireo marks an exciting next chapter for Eaze. Our shareholders and teams share a common vision for building scaled, best-in-class operations, and together we are well positioned to elevate retail and delivery experiences for customers across each market we serve.”

About Vireo Growth Inc.

Vireo was founded in 2014 as a pioneering medical cannabis company. Vireo is building a disciplined, strategically aligned, and execution-focused platform in the industry. This strategy drives our intense local market focus while leveraging the strength of a national portfolio. We are committed to hiring industry leaders and deploying capital and talent where we believe it will drive the most value. Vireo operates with a long-term mindset, a bias for action, and an unapologetic commitment to its customers, employees, shareholders, industry collaborators, and the communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Contact Information

Joe Duxbury

Chief Accounting Officer

investor@vireogrowth.com

612-314-8995

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding the expectations around the proposed transactions involving Eaze and its assets, including the anticipated timing of the closing thereof and the expected benefits of the transaction to Vireo. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Any presented financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10 K and our Quarterly Reports on Form 10 Q filed with the Securities Exchange Commission. Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue, EBITDA, Adjusted EBITDA, and cash on hand may differ materially from any values provided in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks involved with the adverse impact of the proposed transaction with Eaze on the Company’s business, financial condition, and results of operations; the Company’s ability to successfully consummate the transaction with Eaze; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the proposed transaction with Eaze; the effects of the proposed transaction with Eaze on the Company and the interests of various constituents; risks and uncertainties associated with the proposed transaction with Eaze, some of which are beyond the Company’s control; subject to the successful outcome of the proposed transaction with Eaze, the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions;risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company’s Annual Reports on Form 10 K and Quarterly Reports on Form 10 Q, which are available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.